Exhibit 10.32

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (the “First Amendment”) is made this 10th day of August 2020, by and between WBL Properties 1, LLC, a Minnesota limited liability company, (“Landlord”), and StemoniX, Inc., a Minnesota corporation, (“Tenant”).

RECITALS

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated July 2017, relating to approximately 14,932 square feet of real property, located within the Building having the street address of 13300 67th Avenue N. Maple Grove, Minnesota (the “Building”).

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect the use of the Security and Damage deposit and changes to section 8.0 of the Lease.

NOW, THEREFORE, in consideration of the terms and provisions of this First Amendment, as though separately and specifically set forth herein.

1.	Recitals. All the Recitals set forth above are hereby incorporated into the body of this Amendment, as though separately and specifically set forth herein.

2.	Defined Terms and Conflict. Any capitalized terms used, but not defined, in this Amendment shall be deemed to have the meanings respectively ascribed to those terms in the Lease. In the event of any conflicts between the terms and provisions of the Lease and those of this Amendment, the terms and provisions of this Amendment shall control, in all events.

3.	Use of Security and Damage Deposit. The parties agree that the Security and Damage Deposit was used and applied to partial April and full June and July 2020 Base Rent and Additional Rent in amounts which are detailed below:

Security Deposit Initial Balance:	$109,419.00
April 1,2020	$6,597.81
June 1, 2020	$17,152.04
July 1, 2020	$19,790.82
Security Deposit Current Balance:	$65,878.33

Usage of the Security and Damage Deposit for the payment of the above noted Base Rent and Addition Rent is not deemed a late payment accruing Late Charges/Interest pursuant to Article 5 nor a Default by Tenant pursuant to Article 22.0 of the Lease. The Landlord’s waiving of the provisions of Articles 5 and 22 of the Lease only applies to the application of Base Rent and Additional Rent pursuant to Article 3 of this First Amendment and does not impact the Landlord’s ability to apply the provisions of such Lease articles for non-payment of future Base Rent and Additional Rent for months commencing after July 31, 2020.

4.	Amendment of Article 8.0. Section 8.0 of the Lease is hereby amended to include $65,878.33 as the security and damage deposit balance after applying it to the Base Rent and Additional Rent amounts listed above.

5.	Lease Binding. The Lease, as amended hereby, shall continue in full force and effect, subject to the terms and provisions thereof and hereof. The Lease has continuously been in full force and effect since the Commencement Date of the Lease. In the event of any conflict between the terms of the Lease and the terms of this Amendment, this Amendment shall control. This Amendment shall be binding upon and insure to the benefit of Landlord, Tenant and their respective successors and permitted assigns.

6.	Authority. The person signing this Amendment on behalf of Tenant represents that he or she has actual authority to sign this Amendment. The person signing this Amendment on behalf of Landlord represents that he or she has actual authority to sign this Amendment.

7.	Incorporation. This Amendment shall be incorporated into and made part of the Lease and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

8.	Entire Agreement. This Amendment contains the entire agreement between the parties with respect to the subject matter hereof, and no promise, representation, warranty, or covenant not included in this Amendment has been or is relied upon by either party.

9.	Modifications. This Amendment and the Lease cannot be modified in any manner other than by written modification executed by Landlord and Tenant.

10.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or email copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

(Signature Pages to Follow)

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first written above.

Landlord:

WBL Properties 1, LLC
a Minnesota limited liability company

By:	/s/ Eric J. Simmer
Name:	Eric J. Simmer
Title:	Partner

Tenant:

StemoniX, Inc.
a Minnesota corporation

By:	/s/ Andrew D.C. LaFrence
Name:	Andrew D.C. LaFrence
Title:	CFO and COO

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